UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2007

Visicu, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51865 (Commission file number)	52-2107238 (I.R.S. Employer Identification No.)

217 East Redwood Street, Suite 1900
Baltimore, Maryland 21202-3315
(Address of principal executive offices, including zip code)
(410) 276-1960
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition.
     On November 6, 2007, Visicu, Inc. (“Visicu”) announced its financial results for the quarter ended September 30, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     Visicu is referencing non-GAAP financial measures in the press release furnished with this Current Report. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the furnished press release. Disclosures regarding definitions of these financial measures used by Visicu and why Visicu’s management believes these financial measures provide useful information to investors are also included in the furnished press release.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

Exhibit No.	Description of Document

99.1	Press Release issued by Visicu, Inc. on November 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VISICU, INC.
Date: November 6, 2007	By:	/s/ Vincent E. Estrada
Vincent E. Estrada
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release issued by Visicu, Inc. on November 6, 2007.